Exhibit 99.1

For Immediate Release

GARDNER DENVER ENTERS INTO DEFINITIVE AGREEMENT TO BE ACQUIRED BY KKR

Gardner Denver Shareholders to Receive $76 Per Share In Cash

Transaction Valued at Approximately $3.9 Billion

WAYNE, PA and NEW YORK, NY – March 8, 2013 – Gardner Denver, Inc. (NYSE: GDI) and Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”) today announced that the companies have entered into a definitive merger agreement in a transaction valued at approximately $3.9 billion, including the assumption of debt.

Under the terms of the merger agreement, KKR will acquire all of the outstanding shares of Gardner Denver common stock for $76 per share in cash. This price represents a premium of approximately 39 percent to Gardner Denver’s share price on October 24, 2012, the day before the Company confirmed that it had begun to explore strategic alternatives. The merger is subject to approval from Gardner Denver’s shareholders, regulatory approvals and other customary closing conditions. The Board of Directors of Gardner Denver unanimously approved the merger agreement and recommends that Gardner Denver shareholders vote in favor of the transaction. The transaction is currently expected to close in the third quarter of 2013.

“After a thorough review of strategic alternatives to enhance shareholder value, we are pleased to provide our shareholders with immediate and substantial cash value representing a significant premium to our unaffected share price,” said Michael M. Larsen, Gardner Denver’s President and Chief Executive Officer. “In addition to the significant value to our shareholders, Gardner Denver will benefit from KKR’s track record of execution as the Company continues to pursue its strategy focused on driving organic growth, particularly in underserved markets, and building new revenue streams in the aftermarket and through the introduction of innovative customer-centric solutions across its businesses. We anticipate this transaction will create opportunities to accelerate the operating initiatives already underway and we are confident that it will also be beneficial for our employees, customers and all other stakeholders.

“Our success and this positive development is a testament to our dedicated employees who will continue to build on the momentum that our team has worked so hard to create,” continued Mr. Larsen. “As we position Gardner Denver to enter its next phase of growth and success, we look forward to working closely with KKR to seamlessly close this transaction.”

Pete Stavros, Member of KKR and head of the firm’s Industrials investment team, said, “Gardner Denver is an outstanding business with a rich heritage of manufacturing excellence, innovation and quality that spans well over 100 years. The Company has an impressive group of talented and dedicated employees, and we look forward to working closely with them to drive future growth and value. The long-term future of Gardner Denver is bright.”

The transaction is being made through KKR’s investment funds.

Goldman, Sachs & Co. is serving as financial advisor to Gardner Denver and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor. UBS Securities LLC and Simmons & Company International are serving as financial advisors to KKR and Simpson Thacher & Bartlett LLP is serving as legal advisor. Fully committed debt financing will be provided by UBS Securities LLC, Barclays, Citigroup, Deutsche Bank Securities Inc., RBC Capital Markets, Mizuho Corporate Bank, Ltd., and KKR Capital Markets, an affiliate of KKR, in the form of senior secured credit facilities. Deutsche Bank Securities Inc., Citigroup, Barclays, UBS Securities LLC, RBC Capital Markets, Mizuho Corporate Bank, Ltd., and KKR Capital Markets also arranged debt financing in the form of a senior unsecured bridge facility.

About Gardner Denver

Gardner Denver, Inc., with 2012 revenues of approximately $2.4 billion, is a leading worldwide manufacturer of highly engineered products, including compressors, liquid ring pumps and blowers for various industrial, medical, environmental, transportation and process applications, pumps used in the petroleum and industrial market segments and other fluid transfer equipment, such as loading arms and dry break couplers, serving chemical, petroleum and food industries. Gardner Denver’s news releases are available by visiting the Investors section on the Company’s website (www.GardnerDenver.com).

About KKR

Founded in 1976 and led by Henry Kravis and George Roberts, KKR is a leading global investment firm with $75.5 billion in assets under management as of December 31, 2012. With offices around the world, KKR manages assets through a variety of investment funds and accounts covering multiple asset classes. KKR seeks to create value by bringing operational expertise to its portfolio companies and through active oversight and monitoring of its investments. KKR complements its investment expertise and strengthens interactions with fund investors through its client relationships and capital markets platform. KKR & Co. L.P. is publicly traded on the New York Stock Exchange (NYSE: KKR), and “KKR,” as used in this release, includes its subsidiaries, their managed investment funds and accounts, and/or their affiliated investment vehicles, as appropriate.

Forward-Looking Statements

All of the statements in this release, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate a merger with an affiliate of KKR. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the merger may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay KKR a termination fee of $103.4 million or reimbursement of their expenses of up to $10 million; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) risks regarding the failure of the relevant KKR affiliate to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the merger on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (vi) risks related to obtaining the requisite consents to the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2012, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

Additional Information and Where to Find It

In connection with the merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, www.gardnerdenver.com, or by contacting Investor Relations by phone at (610) 249-2009, by email at investor.request@gardnerdenver.com or by mail at 1500 Liberty Ridge Dr. Suite 3000 Wayne, PA 19087.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2012. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

Contacts:

Gardner Denver

Vikram U. Kini

VP, Investor Relations

(610) 249-2009

Matthew Sherman, Jennifer Beugelmans or Joseph Sala

Joele Frank, Wilkinson, Brimmer, Katcher

(212) 355-4449

KKR

Kristi Huller

(212) 230-9722

Kristi.Huller@kkr.com